Exhibit 10.03

Notice of Grant of Performance Restricted Stock Units and Agreement
Marvell Technology Group LTD
ID: 77-0481679
Canon’s Court, 22 Victoria Street
P O Box HM 1179
Hamilton HM EX, Bermuda

Name                                                        Award Number:    number
Street                                Plan:            1995
City, State, Zip                             ID:             number

____________________________________________________________________________________

Effective April 15, 2019, you have been granted a Performance Restricted Stock Unit (RSU) award for the number of shares in the range set forth on Exhibit A, subject to the performance metrics set forth on Exhibit B.

This Notice of Grant is subject to all of the terms and conditions set forth herein, as well as the Stock Unit Agreement, the Appendix (which includes the special provisions for your country of residence if any), and the Amended and Restated 1995 Stock Option Plan (the “Plan”), all of which are incorporated herein by reference. This Notice of Grant, the Stock Unit Agreement, the Appendix and the Plan are referred to herein as the “Grant Documents.” Capitalized terms used in this Notice of Grant but not defined shall have the same meaning as provided in the Plan.

By signing this document, you hereby acknowledge receipt of a copy of the Grant Documents, and agree that:

(a) these Performance-based RSUs are granted under and governed by the terms and conditions of the Grant Documents;

(b) you have carefully read, fully understand and agree to all of the terms and conditions described in the Grant Documents;

(c) you understand and agree that the Grant Documents constitute the entire understanding between you and the Company regarding this Performance-based RSU, and that any prior agreements, commitments or negotiations concerning this grant are replaced and superseded; and

(d) you have been given an opportunity to consult legal counsel with respect to all matters relating to this Performance-based RSU prior to signing this Notice of Grant and that you have either consulted such counsel or voluntarily declined to consult such counsel.

The Stock Unit Agreement, the Appendix and the Plan are available on the Company’s website at https://intranet/stockselfservice or by request from the Company’s Stock Administration Department. You hereby agree that these documents are deemed to be delivered to you.

____________________________________________________________________________________

_____________________________________        _____________________________________
Mitchell Gaynor                                             Date
EVP, Chief Administration and Legal Officer
Marvell Technology Group Ltd.

_____________________________________        _____________________________________

Name                                                     Date

Exhibit A

Grant Number:
Grant date:	4/15/2019
Grant date Fair Market Value per share:
Grant Price:	$0.00
Number of shares in range:	0% to 200% of Target
Number of shares at Target (payable at 100%):
Number of shares at Maximum (payable at 200% of Target):
Grant Type:	Total Shareholder Return (TSR)
Vesting schedule:	Cliff vest at end of 3 years from the date of grant
Vesting commencement date:	4/15/2019
Vesting date:	4/15/2022
Performance metrics:	See Exhibit B
Performance measurement start date:	4/15/2019
Performance measurement end date:	4/5/2022

Exhibit B

TSR Objectives– Based on achievement relating to the relative total shareholder return of the Company’s Common Shares as compared to the total shareholder return of the S&P 500 Index over the performance period, provided that you continue to serve as a service provider through the third anniversary of the vesting start date. The ECC will determine the amount of achievement (or non-achievement) of the TSR Objectives prior to the vesting date.

Calculation Methodology – Stock price growth adjusted for reinvested dividends during the performance period. The start and end stock prices shall be based on the average stock price over the preceding 120-trading days.

Performance-Payout Schedule –

Performance Level	Versus the S&P 500 Index	Payout
Maximum	+33% over	200% of Target
Target	Equal to S&P 500	100% of Target
Minimum	-33% under	0% of Target

Actual performance will be calculated using a straight-line interpolation between the above performance levels. The number of shares awarded will be rounded up to nearest whole share.